Rule 497(e)
                                                  File Nos. 333-00935; 811-7533


                              THE LOU HOLLAND TRUST
                                   GROWTH FUND

                         SUPPLEMENT DATED AUGUST 1, 2005
                       TO THE PROSPECTUS DATED MAY 2, 2005


THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION NOT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

After the section "Retirement Plans" and before the section "Dividends, Capital Gains Distributions and Taxes" on p. 18, add the following:

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Trust shares may be available for purchase and redemption through financial intermediaries, such as investment advisers, transfer agents, broker-dealers, third-party administrators (including pension and retirement plan administrators) and insurance companies, which invest in the Fund through omnibus accounts representing the interests of multiples investors. Purchase and redemption orders placed through financial intermediaries will be priced at the net asset value per share of the Fund next determined after the order has been received by the Fund, subject to the Fund's policy regarding excessive short-term trading. Orders placed through financial intermediaries and received by the Fund, in good order, before the close of trading on the NYSE (normally, 4 p.m. Eastern Time) on any business day will receive that day's share price. Some financial intermediaries may require you to place your orders before 4:00 Eastern Time so that they may be sent to and received by the Fund before then. In addition, some intermediaries may charge a fee for their services.

Orders placed through authorized financial intermediaries will be considered received by the Fund when received by the intermediary or its designee. The following intermediaries are currently authorized to accept orders on behalf of the Fund: Charles Schwab & Co., Fidelity Brokerage Services, Inc., GWFS Equities, Inc., SBK Brooks Investment Corp., and The Variable Annuity Life Insurance Company. Persons who invest in the Fund through financial products (such as variable annuities) offered by, or accounts held with, financial intermediaries may be required to comply with such additional requirements as may be imposed by those intermediaries in connection with their products and services.



  This supplement should be retained with the Prospectus for future reference.